Exhibit 99.01

Building the Core Executing the Strategy Midwest Investor Meetings August 9 – 10, 2006 Xcel Energy Inc. 414 Nicollet Mall Minneapolis, Minnesota 55401 www.xcelenergy.com®

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2005. Safe Harbor

5th Largest Combination Electric and Gas Utility (based on customers) Gas Customers 1.8 million Electric Customers 3.3 million Northern States Power Company- Minnesota 44% Net Income Public Service Company of Colorado 39% Net Income Southwestern Public Service 12% Net Income Northern States Power Company- Wisconsin 5% Net Income 2005 Earnings Available: $509 Million

Regulatory and Legislative Policy Invest in fully regulated utility assets AND Increase our earned return on equity Strategy: Building the Core Financial Results Regulatory Recovery Investing in the Core

Attractive Total Return with Low-Risk Strategy EPS growth rate objective 5 – 7% per year* 2005 – 2009 Annual dividend growth objective 2 – 4% per year Dividend yield 4.5% * Excluding any impact from Corporate Owned Life Insurance 00

Getting the Rules Right Minnesota transmission legislation for renewables 2001 MERP legislation 2001 Comanche 3 regulatory framework 2004 Transmission investment recovery legislation — Minnesota 2005 — Texas 2005 — South Dakota 2006 Rider recovery of environmental investments including Minnesota 90% mercury reduction target Achieved

Getting the Rules Right Rider recovery of Colorado capacity costs – proposed Flow through recovery of SPS Texas capacity costs – rule making proceeding Reduce exposure to trading and marketing margin volatility – Minnesota electric case In Process In Process Future Initiatives Forward test year in all jurisdictions

Building the Core — Transmission CapX 2020: Collaborative EffortThree project groups to: Maintain/improve reliability Support new generation Reduce constraints Group II Group III Defined with Further Study, Dependent on Future Need: South Dakota Iowa Minnesota Wisconsin North Dakota Group I

CapX 2020 — 3 Project GroupsGroup I — In-service 2011 – 2012 Total Cost S.E. Twin Cities-Rochester-LaCrosse WI / 345kV $1.3 Billion Bemidji-Grand Rapids / 230 kV Fargo-St. Cloud/Monticello area / 345 kV Xcel Share Brookings, S.D. - SE Twin Cities / 345 kV $700 Million Group II — In-service 2014 – 2020 New 345 kV transmission loop around the Twin Cities Group III — In-service 2012 – 2020 As needed and generation projects developed Preliminary Estimated Total > $3 Billion

Xcel Energy Investment Pipeline Core CapEx MERP Comanche 3 Group 1 Group 2 Group 3 2006 2007 2008 2009 2010 2011 2012 2020 Approx. $1 Billion per Year $1 Billion Total $1 Billion Total $700 Million Total CapX 2020:

Evaluation of Investments Significant investment opportunities beyond forecast Allocation of capital based on: — Customer need — Supportive regulatory treatment — Risk-adjusted return Incremental investment driven by economic signals Increased customer and shareholder value

Increasing Our Earned Return on Equity Rate Cases with 2006 Impacts Dollars in millionsColorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Electric 53.1 43.4 11.9 11.0 Wisconsin Gas 7.8 3.9 11.9 11.0 Dollar Increase Return on Equity Requested Granted Requested Granted

Minnesota Electric Rate Case Highlights Requested $156 million increase Interim rates effective January 2006, subject to refund Electric rate base = $3.2 billion 11% return on common equity Equity ratio = 52% Forecast test year

Minnesota Electric Rate Case ALJ Recommendation $135 million increase 2006 – reduced to $119 million increase 2007 10.65% return on common equity Commission deliberation August 2006 Written order September 2006

Colorado Electric Rate Case Highlights Requested $210 million increase Electric rate base = $3.4 billion 11% return on common equity Equity ratio = 60% Historical test year with adjustments for known and measurable Final decision expected late 2006 Rates expected to be in effect early 2007

Colorado Electric Rate Schedule Intervenor testimony — August 18 Rebuttle testimony — September 29 Hearings — October 23 through November 9 Statement of positions — November 20 Deliberations — December 1 Initial decision — December 18

Texas Electric Rate Case Highlights Requested $48 million increase Electric rate base = $943 million 11.6% return on common equity Equity ratio = 51% Historical test year with adjustments for known and measurable Rates expected to be in effect 1st Quarter 2007

Potential Additional Rate Cases with 2007 Impact Colorado Gas File 2006 Minnesota Gas File 2006 North Dakota Electric Potential New Mexico Electric Potential South Dakota Electric Potential

Earnings Guidance Range Regulated utility $1.25 – $1.35 Holding company and other (0.10) COLI – tax benefit 0.10 Continuing operations $1.25 – $1.35 2006 Dollars per share

Financial Performance Objectives EPS growth rate 2005 – 2009 — Target 5 – 7% per year* Annual dividend increases of 2 – 4% per year Deliver an attractive total return with low risk Credit rating — Senior unsecured debt BBB+ to A range * Excluding any impact from COLI

Appendix

Senior Debt Ratings Holding Co. BBB+ Baa1 BBB- NSPM A+ A2 A- A A3 BBB- NSPW A+ A2 A- A A3 BBB PSCo A- A3 A- BBB+ Baa1 BBB- SPS A- Baa1 BBB Fitch Moody’s S&P Fitch Moody’s S&P Secured Unsecured

Des Moines 2005 Average Retail Electric Rate Comparison Cents per KWh Amarillo Kansas City Denver Mpls/St. Paul Boston Chicago Milwaukee Phoenix Salt Lake City 6.80 St. Louis Miami New York Washington DC 5.97 7.34 048121620

Coal 36 8,138 Natural Gas 61 4,918 Nuclear 3 1,617 Hydro 83 508 Oil 24 492 RDF 6 96 Wind - 25 Total 15,794 2005 Owned Generating Facilities Unit Type Number MW * Xcel Energy supplies in excess of 1100 MWs of wind power * Xcel Energy Supply Sources Nuclear 10% Coal ** 45% Gas & Oil 38% * Includes purchases ** Low-sulfur western coal Renewables7% 2005 Energy Supply Mix*

Nuclear Relicensing Status Minnesota PUC, legislative and NRC approvals expected 2006 – 2007 Life Cycle modifications to be installed 2008 – 2012, projected capital cost of $150 – 200 million Begin license application to the NRC and Minnesota Legislature in 2008 Life Cycle modifications under evaluation Approvals expected 2010 – 2011 Monticello Prairie Island

Owned Generation (GWh) Pounds per MWh 060,00080,000100,000 Nitrogen Oxide emissions Sulfur Dioxide emissions Owned generation (GWh) Xcel Energy – An Environmental Leader 0123456

Capital Expenditures 2006 — 2009Electric Distribution 24% Generation 40% Gas 9% Common 9% Nuclear Fuel 4% Electric Transmission 14%

Convert two in-city coal plants to natural gas & refurbish a third in-city coal plant Improves environment Cash return on investment began January 2006 Target ROE 10.86% with incentive sliding scale 9.97 to 11.46% Equity ratio 48.5% Minnesota Metro Emissions Reduction Program (MERP) $1 Billion SO2 NOx Mercury Particulate CO2 93% 91% 78% 55% 21%

18 Months – application to construction Major contracts signed for turbine generator, boiler and air quality control system – within budget Began construction in October 2005. Major contractors start May 2006 Construction completed fall 2009 New unit $1.1 B Transmission $150 M Retrofit 1 & 2 $127 M Comanche 3 — 750 MW Coal Station Artist Rendering

Minnesota Cost Recovery Mechanisms Projected electric fuel and purchased energy costs billed for the current month with subsequent true-up; MISO costs recovered through FCA on interim basis, with final recovery mechanism being developed by stakeholders Projected purchased gas cost billed for the current month with subsequent true-up Conservation Improvement Program rider which provides recovery of program costs plus incentives Emission Reduction Program, Renewable Development Fund, and State Energy Policy rider in place, Renewable Transmission rider in place; General Transmission rider authorized by law Mercury Reduction and Environmental Improvement rider authorized by law

Minnesota Electric Case — Partial Settlement of Trading Margin No credit to base rates for wholesale electric margins Margins to be flowed through fuel clause include: — 100% wholesale electric margins from excess generation capacity — 80% of wholesale margins from ancillary services sales — 25% of margins not arising from use of NSP-Minnesota generating assets

Colorado Cost Recovery Mechanisms Energy Cost Adjustment recovers electric fuel and purchased energy costs for retail load with a maximum gain or loss of $11.25 million Monthly Gas Cost Adjustment recovers the cost of the natural gas commodity, interstate pipeline and storage costs on a dollar-for-dollar basis Purchased Capacity Adjustment recovers the demand component of purchased power contracts (through 2006) Fuel Cost Adjustment recovers 100% of electric fuel and purchased energy costs for wholesale customers Demand-side Management Cost Adjustment rider (gas and electric) Air Quality Improvement rider (to recover cost of emissions controls on several Denver metro generation facilities)

Under earning: 8.5% ROE vs 10.75% $ 64 Increase ROE to 11% and higher equity ratio 17 Comanche 3 24 Depreciation 33 Wholesale contract expiration 14 Employee related costs 6 Other 20 $178 PCCA impact & amendment 37 rider 32 Total requested $210 Dollars in millions Colorado Electric Rate Case Details

2005 Jurisdictional Returns Colorado Electric $3,120 8.5% Colorado Gas 1,084 7.00 Minnesota Electric 3,230 10.61 9.98% Minnesota Gas 422 6.30 7.42 North Dakota Electric 176 12.46 12.65 North Dakota Gas 42 5.71 6.81 Wisconsin Electric 613 Wisconsin Gas 83 Rate Weather- Base* Actual Normalized * Dollars in millions ** Reflects regulatory reporting requirements *** Electric and Gas Return on Equity** 6.26***

Rate Base $10.9 B $13 B 4.5% Regulatory Equity Capitalization 52% 52 – 54% 0 to 1% Earned Return on Utility Rate Base Equity 9.5% 10.5 to 11% 2.5 to 3.5% Earnings Growth Drivers Annual 2009 Growth 2005* Potential Rate * Estimated regulatory results

Corporate Owned Life Insurance Litigation (COLI) Positive pre-deduction cash flows Mortality gains The buildup of cash values The court’s opinion in the Dow case outlined three indicators of potential economic benefits to be examined in a COLI case. In Xcel Energy’s COLI case, the plans: Were projected to have sizeable pre-deduction cash flows, based upon the relevant assumptions when purchased Presented the opportunity for mortality gains that were not eliminated either retroactively or prospectively Had large cash value increases that were not encumbered by loans during the first seven years of the policies